                                                                    Exhibit 10.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

        THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT is made and entered into as of May 8, 2001, by and between by and between AVIDYN, Inc., a Delaware corporation (the "Corporation"), and Joseph A. Hensley ("Employee").

                                 WITNESSETH:

        WHEREAS, the Corporation and Employee have entered into that certain Employment Agreement dated March 5, 2001 (the "Agreement");

        WHEREAS, certain misstatements were made the Agreement and his bonus for 2001 has been set;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration hereinafter recited, the Corporation and Employee agree as follows:

        1. BONUS. The first sentence of Section 4(b) shall read in its entirety as follows: "Employee will receive a bonus for calendar year 2001 of one and one-half percent (1 1/2%) of the Corporation's operating income for the twelve months ended December 31, 2001."

        2. OPTIONS. The second sentence of Section 4(c) shall read in its entirety as follows: "Such options will vest at the rate of twenty percent (20%) per year for five (5) years except that the vesting will accelerate (if not already vested) as to 12,500, 25,000, 37,500 and 50,000 options in the event the trading price reaches $7.19, $8.63, $10.06 and $11.50, respectively, as defined in the stock option agreement."

        3. BINDING EFFECT. The Agreement is hereby ratified and confirmed and shall remain and continue in full force and effect in accordance with its original terms and provisions, except as specifically amended hereby.

        4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

        5. CONFLICT OF LAWS. The laws of the State of Texas shall govern this Amendment without giving effect to its conflict of law provisions.

        IN WITNESS WHEREOF, the parties have executed this First Amendment to Employment Agreement as of the date first written above.

                                   AVIDYN, Inc.


                                   By:    /s/ J. Ward Hunt
                                      ---------------------------------
                                      J. Ward Hunt, Chairman of the Board

                                          /s/ Joseph A. Hensley
                                   ------------------------------------
                                   Joseph A. Hensley